 INVESTOR PRESENTATIONJULY 2015  “Lending for the Way New Yorkers Live”

about… DIME

NEW YORK CITY'S PREMIER COMMUNITY BANK MULTIFAMILY LENDER SINCE 1965

- **Dime Community Bancshares, Inc., is the holding company for The Dime Savings Bank of Williamsburgh, a $4.64 billion dollar institution.**
- **Community retail bank model with an emphasis on New York City Multifamily Lending.**
- **Low credit risk model with consistently strong returns.**
- **Twenty-five branches serving Brooklyn, Queens, The Bronx and Nassau Counties.**
- **Split-adjusted IPO price of a DCOM share is $2.96. The annualized total return since the IPO has been 12%; cumulative total return has been 800%.**
- **Current dividend of $0.14/QTR (Yield of 3.24% based on 7/17/2015 closing price of $17.31).**
- **Significant management tenure and equity ownership.**
- **Variety of initiatives underway to drive future shareholder value.**

Dime Community Bancshares, Inc.

DIME Since 1864

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 Branch Network  3  25 Branches in New York City metropolitan area. Average branch size = $117.4 million as of June 30, 2015  (1) Data as of December 31, 2014 Source: FDIC(2) As of June 30, 2015  County  2014 Market Share Rank (1)  Number of Dime Branches (2)  Deposits in Market ($mm)  Total Market Share (%)  Brooklyn  11  10  $ 1,279  2.68%  Queens  13  7  802  1.64%  Nassau  14  7  784  1.25%  Bronx  18  1  69  0.62%

 Key Officers & Directors  4  * Amounts per page 4 of the Company’s proxy statement dated April 13, 2015.   Name  Title  Tenure    Inside Ownership*  DIRECTORS AND EXECUTIVE OFFICERS:          Vincent F. Palagiano  Chairman & CEO  45 years     2.9% (966,592 shares)  Michael P. Devine  Vice Chairman & President   44 years     1.8% (595,978)  Kenneth J. Mahon  Senior Executive Vice President & COO  35 years     1.1% (368,202 shares)            Total Directors and Executive Officers Ownership         14.0% (4,901,720 shares)  OTHER OPERATING OFFICERS:          Daniel Harris  Chief Lending Officer  7 years with 30 years prior bank experience      Timothy King  Chief Risk Officer  32 years      Terence Mitchell  Chief Retail Officer  4 years with 30 years prior bank experience      Michael Pucella  Chief Accounting Officer  34 years      Timothy Lenhoff   Chief Information Officer  Recent hire. 30 years prior relevant experience      Robert Volino  Chief Investment Officer  16 years

 Initiatives: Investing in the Business  5  Plans for three new Brooklyn branches to open by summer 2016.Including new branches in Williamsburg and Park Slope.Business banking outreach to commercial borrowers to grow business deposits.Recently added a seasoned 3-member team to Business Banking division.Development of Outreach Programs to Small- and Micro- Business customers in the Bank’s trade areas.Growth of sales and training staff; introduction of customer relationship management process. Tighter focus on pay-for-performance.Adoption of “CONNECTIONS” customer management software.

 Initiatives: Investing in the Business  6  Investments in technology and staffing; major focus on e-banking, internet and cybersecurity.Mobile banking for consumers and small business.Development of the internet banking channel to grow deposits more efficiently and rapidly than brick-and-mortar.Cost-cutting initiatives to pay for new project implementations.Internal restructuring to create a leaner, more customer-responsive operations department.Monetization of owned real estate in Williamsburg, Brooklyn, creates significant book value and free capital.

Another Year of Top Performance

SNL Thrift Investor:

DIME RANKS # 4 of 100

For the sixth straight year, Dime ranks fifth or higher in SNL survey.

BankDirector:

DIME RANKS # 7 in $1 to $5 billion asset group

"The 200 largest U.S. banks are stronger and more profitable than at any time since the Great Recession."

Resurgent Performance, Inc:

DIME RANKS # 2 in Lending Performance

Dime Community Bancshares, Inc.

DIME Since 1864

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Investor Highlights

Focus on Growth

Strong Multifamily Expertise

Low Cost Operator

Shareholder Value

Risk Management

Dime Community Bancshares, Inc.

DIME Since 1864

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DIME 3 to 5 Year Goals

Focus on Asset Growth

Tangible Common Equity / Tangible Assets (%)



Peer TCE / TA: 8.41%(1)
(as of 3/31/2015)
7.70%
8.73%
9.56%
9.10%
9.29%
2011
2012
2013
2014
42185

3 to 5 Year Goals

- Grow assets 15% on average over the next 3 years (goal of 12% growth for 2015)
- Remain focused on NYC multifamily loans
- TCE sufficient to support growth
- Additional capital from monetization of real estate
- Decrease the loan to deposit ratio
- Increase lower cost commercial and business deposits.

Dime Community Bancshares, Inc.

DIME Since 1864

Source: SNL Financial
(1) Excludes 5 peers with recent conversions; reflects average of extended peer group

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 10  Source: SNL Financial  Loan CAGR: 4.96%Deposit CAGR: 5.12%  Loan and Deposit Growth

 11  Category (000's)  Jun-14  Avg. Cost  Jun-15  Avg. Cost  % Growth  CRE Deposits   $ 105,174  0.11%   $ 156,036   0.12%  48%  Business Deposits   85,394  0.14%   82,575   0.13%  -3%  Branch Consumer Deposits   2,462,511  0.81%   2,695,196   0.83%  9%  TOTAL   2,653,079  0.76%   2,933,807   0.78%  11%  Deposit Growth InitiativesIncrease Percentage of Commercial and Small Business Deposits 2015 - 2017  Deposit Change from 2014 - 2015

Investor Highlights

Focus on Growth

Strong Multifamily Expertise

Low Cost Operator

Shareholder Value

Risk Management

Dime Community Bancshares, Inc.

DIME Since 1864

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 New York City Housing Stock*  13  Source: 2011 New York City Housing and Vacancy Survey and census data.  * Total housing stock equals 3,187,575 units.  As shown in the adjacent chart, New York City is a city of apartment dwellers. Only 18% of the City’s housing stock is classified 1 – 4 family.Dime has historically been one of the primary lenders in the small (10 – 75 unit, rent-regulated) apartment house market in New York City, which is summed up in our mission statement: Lending for the Way New Yorkers Live.

 14  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Real Estate Loan Portfolio  Portfolio Risk Segmentation  $ Amount (In Thousands)   % of Portfolio  Current LTV  Loans Underlying Coops   $ 226,962   5.3%   18%  1-4 Family and Small Mixed Use   70,875   1.6%  49%  100% Multifamily   1,971,535   45.8%  53%  Multifamily w/ commercial   1,235,388   28.7%  54%  Commercial w/ residential   357,988   8.3%  50%  Pure Commercial   441,894   10.3%  51%          The perceived risk profile of the loan portfolio by major segment, from "least" to "highest" risk. * As of June 30, 2015. Excludes allowance for loan losses.

 Real Estate Loan Originations  15     Originations in $ millions  Year Ended December 31  ** 2014 Total origination amount includes $200.0 million of loans re-purchased from Fannie Mae at an average yield approximating 3.5%  NPAs / Assets (%)

Investor Highlights

Focus on Growth

Strong Multifamily Expertise

Low Cost Operator

Shareholder Value

Risk Management

Dime Community Bancshares, Inc.

DIME Since 1864

16

 17    Source: SNL Financial  Efficiency Ratio (%)  Net Operating Expense / Avg. Assets (%)  Low Cost Operator Relative to Peers

Investor Highlights

Focus on Growth

Strong Multifamily Expertise

Low Cost Operator

Shareholder Value

Risk Management

Dime Community Bancshares, Inc.

DIME Since 1864

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 19  CAGR: 11.7%    Source: SNL Financial; Data pro forma for recently announced and pending acquisitions and capital raises  Peer TBV + Cumulative Dividends CAGR: 5.1%  Creating Shareholder Value

 20    Source: SNL Financial; Data as of 7/15/2015  DCOM – Ten Year Price Performance

Investor Highlights

Focus on Growth

Strong Multifamily Expertise

Low Cost Operator

Shareholder Value

Risk Management

Dime Community Bancshares, Inc.

DIME Since 1864

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22  Risk Management  In 2008, Dime created the position of CHIEF RISK OFFICER, encompassing the fields of : Enterprise Risk, Credit Administration, Compliance, Audit, and Cybersecurity Risk.Credit: Concentration in low-risk NYC multifamily market.Interest Rate: Nature of loans is short-term (5- and 7-year).Liquidity: Stable sources of available liquidity.

 23  Credit Risk Management  Dime has a long, successful history of managing its highly concentrated “CRE” portfolio, mainly because multifamily loans are residential housing loans.At Dime, “commercial real estate” is a euphemism for multifamily residential housing.Dime has historically been one of the primary lenders in the small (10 – 75 unit, rent-regulated) multifamily housing market in New York.The New York City multifamily housing market is unique in the nation due mainly to rent regulation.NYC rent regulations provide a level of stability in the marketplace, especially to conservative lenders such as Dime (with loans reliant almost solely upon occupancy for debt service).From 2009 to the most recent quarter-end, the average debt service ratio on newly originated “commercial real estate ” loans was 2.06x, and the average loan-to-value ratio was 58%.Dime’s “Texas ratio” (a popular measure of a bank’s ability to absorb credit losses) was 0.8% as of the most recent quarter-end, one of the lowest nationally.

 Credit Metrics since the onset of the financial crisis  24   Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.      2009  2010  2011  2012  2013  2014   2015 (1)              ($ in thousands)            Total Loans  $3,391,658   $3,468,479   $3,458,416   $3,506,368   $3,699,519   $4,119,240  $4,306,596                          Non-Performing Loans  $11,294   $20,168   $28,973   $8,888   $12,549  $6,198  $1,292                          NPLs to Total Loans   0.33%  0.58%  0.84%  0.25%  0.34%  0.15%  0.03%                          Net Charge Offs (Recoveries)  $8,993   $13,821   $5,925   $3,707   $766   $(212)   $(1,451)                           NCOs to Total Loans  0.27%  0.40%  0.17%  0.11%  0.02%  -0.01%  -0.034%                          Allowance as a % of Loans  0.53%  0.54%  0.58%  0.59%  0.54%  0.45%  0.43%  "Texas" ratio (2) end of period end  4.0%  8.4%  8.9%  2.6%  3.7%  2.5%  0.8%  (1) At June 30, 2015 or for the period then ended.(2) "Texas" ratio = sum of non-performing assets + accruing loans past due 90 days or more as a % of Tangible Capital + ALLL.

 Credit Metrics vs Peer Group  25   Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   For purposes of this chart, Dime Community Bancshares, Inc.'s peer group consists of the following: Astoria Financial Corporation (AF), Flushing Savings Bank (FFIC),Investors Bank (ISBC), Kearny Federal Savings Bank (KRNY), OceanFirst Bank (OCFC), Oritani Bank (ORIT), Signature Bank (SBNY), Sterling National Bank (STL), Sun National Bank (SNBC), The Provident Bank (PFS), TrustCo Bank (TRST), Valley National Bank (VLY).  (% of Average Total Loans)  Dime’s conservative underwriting has resulted in consistent out-performance of its peers in credit loss experience.

 26  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Interest Rate Risk Management  12.2% CAGR in non-interest bearing deposits from 2011 through 2015.Non-interest bearing accounts to provide significant protection from rising interest rates.5.0% CAGR in deposits (as discussed previously), and greater emphasis upon deposit growth in 3 to 5 year business plan.Emphasis on deposits for shorter-term funding should permit more longer-term borrowing activity for interest rate risk management.  CAGR: 12.2%

 27  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:   $404.4 million of CD’s with maturities beyond 2016  Maturity in Year Ending Dec. 31st  * As of June 30, 2015. Dollars in thousands. Excludes trust preferred corporate debt.  Interest Rate Risk Management  $453.2 million of borrowings with maturities beyond 2016  $ in Thousands

 28  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:   Liquidity Risk Management  ** Excludes holding company trust preferred debt. Dollars in thousands.  As of June 30,   More than sufficient borrowing capacity to meet liquidity demands.Ample access to deposit funding in either the local retail marketplace or via internet.Sufficient capital to support accelerated deposit growth/ borrowings should funding needs warrant.